UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Sarah O’Dowd to the Board of Directors

Effective May 12, 2020, Sarah O’Dowd was appointed to the board of directors (the “Board”) of Ichor Holdings, Ltd. (the “Company”).

Ms. O’Dowd, 70, is a director of the Independent Institute, a non-profit, non-partisan, public-policy research and communications organization. From 2008 up until her retirement in March 2020, Ms. O’Dowd was senior vice president, chief legal officer, and secretary of Lam Research Corporation, and from 2009 to 2012, she also served as Lam’s vice president of human resources. Prior to joining Lam, from 2007 to 2008, Ms. O’Dowd served as vice president and general counsel of FibroGen, Inc., a publicly-traded biopharmaceutical firm. Prior to FibroGen, Ms. O’Dowd spent 28 years at a major law firm, Heller Ehrman LLP, where she founded both the Silicon Valley and San Diego offices, and ultimately chaired the firm’s global business practice groups, which spanned seven offices and included more than 250 attorneys. She has been a trusted adviser to numerous boards, board committees, and CEOs. In 2019, Directors Roundtable presented Ms. O’Dowd and her legal team with its Global Honor Award, given to general counsels and their law departments. She holds a J.D. from Stanford Law School, an M.A. in communications from Stanford University, and an A.B. in mathematics from Immaculata College.

Ms. O’Dowd will be paid an annual retainer of $50,000 for serving on the Board. Ms. O’Dowd will receive a grant of restricted stock units representing $150,000, with a three-year period based on continued service on the Board.

There are no family relationships between Ms. O’Dowd and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Ms. O’Dowd that would require disclosure under Item 404(a) of Regulation S‑K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A copy of the press release announcing Ms. O’Dowd’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 14, 2020, announcing the appointment of Sarah O’Dowd to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: May 14, 2020	/s/ Larry J. Sparks
Name: Larry J. Sparks
Title: Chief Financial Officer